UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2021

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.     Shareholder Director Nominations

(a)         On March 10, 2021, the Board of Directors of McEwen Mining Inc. (the “Company”) determined that the 2021 annual meeting of shareholders (“Annual Meeting”) will be held on June 29, 2021. Because the expected date of the Annual Meeting is more than 30 days following the anniversary date of the previous year’s annual meeting, the Company is notifying its shareholders of a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for inclusion of the Company’s proxy materials. Pursuant to the Company’s Amended and Restated Bylaws, and the rules of the Securities and Exchange Commission (“SEC”), the Company is providing notice of the revised deadlines for such proposals by the means of this Current Report on Form 8-K.

Any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must be received at the Company’s principal executive offices at 150 King Street West, Suite 2800, Toronto, Ontario, Canada M5H 1J9 on or before the close of business on April 1, 2021, which is a reasonable time before it expects to begin printing and mailing its proxy materials.  In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company's proxy materials for the Annual Meeting must also comply with all applicable SEC rules. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions of the Company’s Bylaws.

Any shareholder or shareholder group wishing to nominate a director for election or propose other business at the Annual Meeting without regard to whether such proposal will be included in the Company’s proxy materials must ensure that notice of any such nomination or proposal is delivered to, or mailed and received at, the Company's principal executive offices on or before the close of business on April 1, 2021.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this report:

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: March 16, 2021	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

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